UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

_________________________________

Investment Company Act file number: 811-21734

PIMCO Global StocksPLUS & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: March 31, 2007

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Global StocksPLUS & Income Fund A n n u a l R e p o r t M a r c h 3 1, 2 0 0 7

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Statement of Cash Flows	15

Notes to Financial Statements	16-25

Financial Highlights	26

Report of Independent Registered Public
Accounting Firm	27

Matters Relating to the Trustees Consideration
of the Investment Management & Portfolio
Management Agreements	28-29

Tax Information/Corporate Changes	30

Privacy Policy/Proxy Voting Policies & Procedures	31

Dividend Reinvestment Plan	32

Board of Trustees	33-34

Principal Officers	35

PIMCO Global StocksPLUS & Income Fund Letter to Shareholders

May 1, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Global StocksPLUS & Income Fund (the “Fund”) for the fiscal year ended March 31, 2007.

During the period, international equity markets outperformed the domestic equity market, with the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) advancing 17.5% in US dollar-denominated returns to the S&P 500 Index rise of 11.82%. The broad bond market was also positive, with the Lehman Brothers Aggregate Bond Index returning 6.59%.

Please review the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 1

PIMCO Global StocksPLUS & Income Fund Performance & Statistics
March 31, 2007 (unaudited)

•  For the fiscal year ended March 31, 2007, the Fund had a net asset value (NAV) return of 16.07% and a market price return of 22.51%.

•  Exposure to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) delivered positive returns during the period.

•  The Fund’s equity option strategy, which involves exposure to domestic equities through the ownership of S&P 500 futures contracts, was a positive contributor to performance due to option premiums collected on written call options.

•  High Yield positions provided incremental income and positive excess price returns relative to similar duration US Treasuries during the period.

•  Exposure to investment grade corporate bonds provided favorable income versus similar duration US Treasuries while spreads in the sector remained relatively stable during the period.

•  Exposure to European corporate bonds slightly detracted from relative performance as yields increased across the European yield curve.

•  Emerging market fixed income exposure to Brazil, Mexico, Peru, Ukraine, and Russia generated incremental income and provided positive price returns to the Fund as emerging market credit quality and economic fundamentals improved.

•  Emphasis on mortgage holdings provided an income advantage over similar duration Treasuries during the period of low volatility.

•  Positions in high credit quality, floating rate asset-backed securities added incremental income to the Fund throughout the period.

Total Return(1) :	Market Price	Net Asset Value (“NAV”)
1 Year	22.51%	16.07%
Commencement of Operations (5/31/05) to 3/31/07	15.77%	19.02%

Market Price/NAV Performance: Commencement of Operations (5/31/05) to 3/31/07	Market Price/NAV:
	Market Price	$27.36
	NAV	$27.56
	Discount to NAV	(0.73)%
	Market Price Yield(2)	8.04%
	Moody’s Rating (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current per share dividend to shareholders by the market price per share at March 31, 2007.

2 PIMCO Global Stocks PLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES—68.5%
	Fannie Mae,
$ 1,082	5.50%, 11/1/34, MBS	Aaa/AAA	$1,072,473
1,281	5.50%, 1/1/35, MBS	Aaa/AAA	1,265,994
40,000	5.50%, 12/1/37 (e)	Aaa/AAA	39,587,520
8,132	6.00%, 3/1/30, MBS (j)	Aaa/AAA	8,223,968
6,644	6.00%, 5/25/31, CMO (j)	Aaa/AAA	6,688,808
2,301	6.50%, 2/1/30, MBS (j)	Aaa/AAA	2,356,184
15	6.50%, 6/1/31, MBS	Aaa/AAA	15,678
212	6.50%, 9/1/31, MBS	Aaa/AAA	216,390
404	6.50%, 11/1/31, MBS	Aaa/AAA	410,904
691	6.50%, 7/1/32, MBS	Aaa/AAA	705,307
897	6.50%, 9/1/32, MBS	Aaa/AAA	912,177
786	6.50%, 2/25/33, CMO	Aaa/AAA	815,625
188	6.50%, 10/1/33, MBS	Aaa/AAA	192,796
553	6.50%, 12/1/33, MBS	Aaa/AAA	562,804
507	6.612%, 11/1/28, FRN, MBS	Aaa/AAA	524,254
1,372	6.719%, 8/25/22, CMO, FRN (b)	Aaa/AAA	1,424,823
1,304	6.95%, 8/25/21, CMO	Aaa/AAA	1,358,611
865	7.00%, 8/25/21, CMO	Aaa/AAA	898,598
1,169	7.00%, 9/25/21, CMO	Aaa/AAA	1,214,006
179	7.00%, 12/25/23, CMO	Aaa/AAA	193,414
1,158	7.00%, 11/1/24, MBS	Aaa/AAA	1,201,800
468	7.00%, 2/1/31, MBS	Aaa/AAA	481,563
72	7.00%, 1/25/48, CMO	Aaa/AAA	74,052
138	7.50%, 6/1/32, MBS	Aaa/AAA	142,556
39	7.50%, 10/1/32, MBS	Aaa/AAA	40,732
2,258	7.50%, 2/25/42, CMO	Aaa/AAA	2,349,611
293	8.00%, 3/25/21, CMO	Aaa/AAA	310,540
4,875	8.00%, 8/1/32, MBS (j)	Aaa/AAA	5,168,865
	Fannie Mae Whole Loan,
160	7.80%, 6/25/26, ABS	Aaa/AAA	167,504
416	10.245%, 12/25/42, CMO, VRN	Aaa/AAA	447,923
4,000	Federal Home Loan Bank, zero coupon, 2/27/12,
	Ser. 2D12, VRN (f)(j)	Aaa/AAA	3,767,616
	Federal Home Loan Mortgage Corp. Structured Pass
	Through Securities, CMO,
160	6.50%, 7/25/43	Aaa/AAA	164,348
2,434	7.00%, 7/25/32	Aaa/AAA	2,511,567
	Freddie Mac,
108	4.50%, 11/15/25, CMO	Aaa/AAA	106,847
14	5.925%, 7/15/08, CMO, FRN	Aaa/AAA	14,377
3,135	6.00%, 5/1/30, MBS	Aaa/AAA	3,182,769
17,614	6.00%, 5/1/34, MBS (j)	Aaa/AAA	17,807,151
2,000	6.50%, 10/15/23, CMO	Aaa/AAA	2,055,620

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 3

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES (continued)
$ 916	6.50%, 4/15/24, CMO	Aaa/AAA	$941,957
3,677	6.50%, 6/15/31, CMO (j)	Aaa/AAA	3,759,827
3,780	6.50%, 8/15/31, CMO	Aaa/AAA	3,890,214
5,507	6.50%, 2/15/32, CMO (j)	Aaa/AAA	5,656,472
962	6.50%, 2/1/34, MBS	Aaa/AAA	981,553
352	6.50%, 3/1/34, MBS	Aaa/AAA	357,682
572	6.50%, 5/1/34, MBS	Aaa/AAA	583,714
3,575	6.50%, 7/1/34, MBS	Aaa/AAA	3,648,815
287	6.50%, 8/1/34, MBS	Aaa/AAA	291,694
367	6.50%, 11/1/34, MBS	Aaa/AAA	373,776
12,460	6.50%, 12/1/34, MBS (j)	Aaa/AAA	12,794,640
6,302	6.50%, 4/1/35, MBS (j)	Aaa/AAA	6,471,179
13,177	6.50%, 2/1/36, MBS (j)	Aaa/AAA	13,504,657
809	6.95%, 7/15/21, CMO	Aaa/AAA	807,705
315	7.00%, 5/15/21, CMO	Aaa/AAA	314,939
123	7.00%, 12/15/21, CMO	Aaa/AAA	126,207
100	7.00%, 6/15/29, CMO	Aaa/AAA	104,843
6,539	7.00%, 6/15/31, CMO (j)	Aaa/AAA	6,804,180
4,434	7.00%, 8/1/36, MBS	Aaa/AAA	4,527,291
1,469	7.50%, 9/15/30, CMO	Aaa/AAA	1,499,257
53	7.50%, 1/15/31, CMO	Aaa/AAA	53,552
958	8.50%, 5/17/10, MBS	Aaa/AAA	982,359
27	9.50%, 4/15/20, CMO	Aaa/AAA	28,298
	Total U.S. Government Agency Securities (cost—$177,907,002)		177,140,586

CORPORATE BONDS & NOTES—26.3%
	Airlines—4.0%
2,500	American Airlines, Inc., pass thru certificates,
	6.817%, 5/23/11, Ser. 01-1	Ba1/BB+	2,557,812
1,531	Continental Airlines, Inc., pass thru certificates,
	8.048%, 5/1/22, Ser. 00-1	Baa2/BBB+	1,704,174
	Northwest Airlines, Inc., pass thru certificates,
2,500	6.841%, 4/1/11, Ser. 1A-2	NR/BB	2,504,688
2,216	7.041%, 4/1/22, Ser. 1A-1	NR/BB	2,219,655
1,429	United Air Lines, Inc., pass thru certificates,
	6.201%, 3/1/10, Ser. 01-1	NR/BBB	1,441,032
			10,427,361
	Automotive—0.4%
1,000	Tenneco Automotive, Inc., 8.625%, 11/15/14	B3/B	1,047,500

	Containers & Packaging—0.1%
220	JSG Funding PLC, 9.625%, 10/1/12	B2/B	234,850

4 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES (continued)
	Financial Services—9.0%
€ 4,600	General Electric Capital Corp., 4.625%, 9/15/66, VRN (d)	Aa1/AA+	$6,080,085
	General Motors Acceptance Corp.,
$ 125	4.25%, 3/15/09	Ba1/BB+	118,112
2,000	6.00%, 12/15/11	Ba1/BB+	1,941,770
5,000	Morgan Stanley, 5.81%, 10/18/16, FRN	Aa3/A+	5,019,035
2,000	Osiris Capital PLC, 10.36%, 1/15/10, Ser. D, FRN (b)(d)(f)	Ba1/BB+	2,011,000
2,000	USB Realty Corp., 6.091%, 1/15/12, VRN (d)	A1/A+	2,013,582
5,000	VTB Capital S.A., 5.96%, 8/1/08, FRN (d)	A2/BBB+	5,008,750
1,000	Wells Fargo Capital X, 5.95%, 12/15/36	Aa2/AA-	966,688
			23,159,022

	Food & Beverage—0.2%
500	Tyson Foods, Inc., 6.85%, 4/1/16	Ba1/BBB-	521,156

	Healthcare & Hospitals—0.6%
	HCA, Inc.,
1,000	6.375%, 1/15/15	Caa1/B-	856,250
700	9.25%, 11/15/16 (d)	B2/BB-	756,875
			1,613,125

	Insurance (b)(d)(f)—0.4%
1,000	Foundation Re II Ltd., 12.11%, 11/26/10, FRN	Ba1/BB+	1,018,100

	Metals & Mining—1.2%
	Vale Overseas Ltd.,
1,250	6.25%, 1/11/16	Baa3/BBB	1,278,881
700	6.25%, 1/23/17	Baa3/BBB	716,771
1,000	6.875%, 11/21/36	Baa3/BBB	1,037,687
			3,033,339

	Oil & Gas—1.8%
4,000	Gazprom AG, 9.625%, 3/1/13	A3/BBB	4,750,400

	Paper/Paper Products (d)—1.0%
	Georgia-Pacific Corp.,
500	7.00%, 1/15/15	Ba3/B	505,000
2,000	7.125%, 1/15/17	Ba3/B	2,015,000
			2,520,000

	Printing/Publishing—0.2%
500	RH Donnelley Corp., 8.875%, 1/15/16, Ser. A-3	B3/B	533,750

	Retail (b)(d)—1.1%
2,923	CVS Lease Pass Through, 5.88%, 1/10/28	Baa2/BBB+	2,896,185

	Telecommunications—0.8%
2,000	Qwest Corp., 8.875%, 6/1/31	Ba1/BB+	2,095,000

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 5

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES (continued)
	Utilities—5.5%
$ 1,000	CMS Energy Corp., 7.50%, 1/15/09	Ba3/B+	$1,031,250
2,000	Dynegy Holdings, Inc., 8.375%, 5/1/16	B2/B-	2,090,000
	Nevada Power Co.,
2,500	6.50%, 5/15/18	Ba1/BB+	2,622,938
3,000	6.65%, 4/1/36	Ba1/BB+	3,141,324
5,000	TECO Energy, Inc., 6.75%, 5/1/15	Ba2/BB	5,281,250
			14,166,762
	Total Corporate Bonds & Notes (cost—$67,010,283)		68,016,550

MORTGAGE-BACKED SECURITIES—17.7%
257	Bear Stearns Asset Backed Securities, Inc.,
	5.00%, 1/25/34, CMO	Aaa/AAA	253,942
	Bear Stearns Second Lien Trust, CMO, FRN (b)(d)(f),
1,500	6.12%, 2/25/35, Ser. M1	Aa1/AA+	1,500,469
1,000	7.82%, 2/25/35, Ser. B2	Baa2/BBB	412,129
489	7.82%, 2/25/35, Ser. B3	Baa3/BBB-	164,600
1,600	7.82%, 2/25/35, Ser. B4	Ba1/BB+	486,552
1,880	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (d)(f)	Aa1/AA+	1,969,374
	Countrywide Alternative Loan Trust, CMO,
201	5.72%, 3/25/34, FRN	Aaa/AAA	202,194
403	6.25%, 9/25/34	Aaa/AAA	406,521
2,453	6.50%, 7/25/35	Aaa/AAA	2,468,362
	Countrywide Home Loan Mortgage Pass Through
	Trust, CMO, FRN,
315	5.72%, 8/25/18	NR/AAA	316,845
778	5.78%, 9/25/34	Aaa/AAA	780,133
297	5.82%, 3/25/34	Aaa/NR	297,431
1,702	Denver Arena Trust, 6.94%, 11/15/19 (d)	NR/NR	1,735,978
	First Horizon Asset Securities, Inc., CMO, FRN,
601	5.107%, 10/25/34	Aaa/AAA	602,162
95	5.277%, 12/27/32	Aaa/AAA	94,943
212	5.82%, 3/25/18	NR/AAA	213,677
2,512	6.281%, 2/25/36	Aaa/AAA	2,576,856
500	First Republic Mortgage Loan Trust,
	5.62%, 8/15/32, CMO, FRN	Aaa/AAA	501,583
3,582	GSMPS Mortgage Loan Trust, 7.00%, 6/25/43, CMO (d)	NR/NR	3,673,802
	Harborview Mortgage Loan Trust, CMO, FRN,
58	5.59%, 3/19/35	Aaa/AAA	57,800
638	7.455%, 11/19/34 (f)	Aaa/AAA	645,956
155	Impac CMB Trust, 6.08%, 12/25/33, CMO, FRN	Aaa/AAA	155,138
2,280	JP Morgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/AAA	2,334,614
3,756	MASTR Reperforming Loan Trust, 8.00%, 7/25/35, CMO	Aaa/AAA	3,924,711

6 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES (continued)
$ 1,000	Multi-Family Capital Access One, Inc.,
	9.459%, 1/15/24, Ser. 1, CMO, VRN	NR/NR	$1,036,625
	Nomura Asset Acceptance Corp., CMO,
169	5.71%, 10/25/34, FRN	Aaa/AAA	169,743
2,237	7.50%, 3/25/34 (d)	Aaa/AAA	2,330,504
693	Provident Funding Mortgage Loan Trust,
	4.045%, 4/25/34, CMO, VRN	Aaa/AAA	682,348
747	Residential Asset Securitization Trust,
	5.77%, 2/25/34, CMO, FRN (j)	NR/AAA	750,216
958	Residential Funding Mortgage Sec. I,
	5.72%, 7/25/18, CMO, FRN	NR/AAA	962,329
61	SACO I, Inc., 7.00%, 8/25/36, CMO (d)(f)	Aaa/NR	62,720
	Sequoia Mortgage Trust, CMO, FRN,
230	5.70%, 10/20/27	Aaa/AAA	230,310
245	5.72%, 10/20/27	Aaa/AAA	245,489
862	6.739%, 8/20/34	Aaa/AAA	874,278
76	6.931%, 9/20/32	Aaa/AAA	75,638
945	Structured Adjustable Rate Mortgage Loan Trust,
	6.227%, 5/25/35, CMO, FRN (f)	Aaa/AAA	953,839
4,671	Structured Asset Securities Corp.,
	7.50%, 10/25/36, CMO (d)(f)(j)	Aaa/AAA	4,913,988
	Washington Mutual, Inc., CMO,
689	3.423%, 5/25/33, VRN	Aaa/AAA	677,973
9	3.624%, 4/25/35, VRN	Aaa/AAA	8,849
270	4.109%, 1/25/33, FRN	Aaa/AAA	269,404
1,064	4.556%, 2/25/33, FRN	Aaa/AAA	1,058,849
525	4.585%, 4/25/35, VRN	Aaa/AAA	517,197
36	6.383%, 6/25/42, FRN	Aaa/AAA	36,010
116	6.383%, 8/25/42, FRN	Aaa/AAA	116,128
3,968	Washington Mutual, Inc., pass thru certificates,
	6.50%, 11/25/18, CMO	Aaa/AAA	4,050,511
75	Wells Fargo MBS Trust, 3.539%, 9/25/34, CMO, FRN	Aaa/AAA	73,139
	Total Mortgage-Backed Securities (cost—$45,895,538)		45,871,859

ASSET-BACKED SECURITIES—11.2%
2,186	Aircraft Certificate Owner Trust,
	6.455%, 9/20/22, Ser. 03-A (d)(f)	Aaa/AAA	2,183,671
3,420	Bear Stearns Asset Backed Securities, Inc.,
	5.568%, 7/25/36, VRN (j)	Aaa/AAA	3,400,471
54	Cendant Mortgage Corp., 6.00%, 7/25/43, VRN (d)	NR/NR	54,068
3	Countrywide Asset-Backed Certificates,
	5.60%, 4/25/34, FRN	Aaa/AAA	2,732

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 7

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES (continued)
	Countrywide Home Equity Loan Trust, FRN,
$ 164	5.54%, 4/15/30	Aaa/AAA	$164,032
100	5.54%, 1/15/34	Aaa/AAA	99,637
218	5.58%, 4/15/28	Aaa/AAA	218,407
342	CS First Boston Mortgage Securities Corp.,
	7.67%, 8/25/32, FRN	A2/A	342,202
13	First Franklin Mortgage Loan Asset Backed Certificates,
	5.50%, 3/25/35, FRN	Aaa/AAA	12,674
	Green Tree Financial Corp.,
171	6.16%, 2/1/31	NR/B	171,392
4,994	6.22%, 3/1/30	NR/BBB	5,055,806
1,330	6.53%, 4/1/30	Ba3/NR	1,359,170
3,055	6.53%, 2/1/31	NR/B-	2,833,966
2,985	6.81%, 12/1/27	Ba1/BBB	3,092,880
2,000	GSAMP Trust, 5.47%, 10/25/36, ABS, FRN	Aaa/AAA	2,000,903
	Long Beach Mortgage Loan Trust, FRN,
1,154	6.745%, 3/25/32	Aa2/NR	1,170,466
1,095	7.795%, 3/25/32	Ba3/NR	961,710
350	MASTR Asset Backed Securities Trust,
	5.74%, 3/25/35, FRN	Aa1/AA+	350,217
1,000	Mystic Re Ltd., 11.66%, 12/5/08, FRN (a)(b)(d)(f)	NR/BB+	1,010,200
2,793	Oakwood Mortgage Investors, Inc., 6.34%, 4/15/29	Ba1/B	2,735,218
1,737	Residential Asset Mortgage Products, Inc.,
	5.44%, 10/25/36, FRN	Aaa/AAA	1,737,859
140	Wachovia Asset Securitization, Inc.,
	5.75%, 12/25/32, FRN	Aaa/AAA	139,940
	Total Asset-Backed Securities (cost—$29,049,315)		29,097,621

SENIOR LOANS (a)(b)(c)—6.8%
	Automotive—1.2%
500	Delphi Corp., 8.125%, 12/31/07, Term C		502,605
1,995	Ford Motor Corp., 8.36%, 11/29/13, Term B		2,004,283
500	Goodyear Tire & Rubber Co., 8.14%, 4/30/10		504,792
			3,011,680
	Commercial Products—0.3%
	Hertz Corp., Term B,
111	5.35%, 12/21/12		112,097
584	7.07%, 12/21/12		588,980
38	7.09%, 12/21/12		38,082
			739,159
	Computer Services—0.2%
491	SunGard Data Systems, Inc., 7.36%, 2/11/13		497,219

8 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
SENIOR LOANS (continued)
	Entertainment—0.4%
$ 496	MGM Studios, 8.614%, 4/8/12, Term B		$497,219
	Warner Music Group, Inc., Term B,
468	7.36%, 2/28/11		470,096
22	7.409%, 2/28/11		21,898
			989,213
	Financial Services—0.5%
1,250	Shackleton Crean Event Management, 12.875%, 8/1/08		1,250,000
	Healthcare & Hospitals—2.3%
	Davita, Inc., Term B,
237	6.82%, 10/5/12		238,919
668	6.85%, 10/5/12		671,287
94	6.86%, 10/5/12		94,208
2,993	HCA, Inc., 7.60%, 11/17/13, Term B		3,021,491
1,985	HealthSouth Corp., 8.61%, 3/10/13		1,997,633
			6,023,538
	Paper/Paper Products—1.1%
	Georgia-Pacific Corp., Term B,
256	7.10%, 12/20/12		257,331
2,714	7.34%, 12/20/12		2,731,451
			2,988,782
	Tobacco—0.8%
	Reynolds American, Inc.,
1,097	7.104%, 5/31/12		1,106,959
888	7.125%, 5/31/12		896,474
			2,003,433
	Total Senior Loans (cost—$17,378,936)		17,503,024

SOVEREIGN DEBT OBLIGATIONS—1.6%
	Ukraine—1.6%
	Republic of Ukraine,
2,000	6.875%, 3/4/11	B1/BB-	2,078,200
2,000	7.65%, 6/11/13	B1/BB-	2,172,000
	Total Sovereign Debt Obligations (cost—$4,239,706)		4,250,200

MUNICIPAL BONDS—0.2%
	South Carolina—0.2%
653	Tobacco Settlement Rev. Management Auth.,
	7.666%, 5/15/16 (cost—$668,988)	Baa2/BBB	657,736

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 9

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
SHORT-TERM INVESTMENTS—10.7%
	U.S. Treasury Bills (h)—6.2%
$16,285	4.88%-5.03%, 5/31/07-6/14/07 (cost—$16,132,143)		$16,118,384
	Corporate Notes (b)(d)(f)—0.1%
	Insurance—0.1%
250	Shackleton Reinsurance Ltd.,
	13.36%, 2/7/08, FRN (cost—$250,000)	Ba3/BB	254,100
	U.S. Government Agency Securities—0.0%
— (g)	Fannie Mae, 5.844%, 4/25/07, CMO, FRN (cost—$63)		63
	Repurchase Agreement—4.4%
11,309	State Street Bank & Trust Co.,
	dated 3/30/07, 4.90%, due 4/2/07, proceeds
	$11,313,618; collateralized by Federal Home
	Loan Bank, 3.875%, due 6/8/07, valued at
	$11,539,630 including accrued interest
	(cost—$11,309,000)		11,309,000
	Total Short-Term Investments (cost—$27,691,206)		27,681,547

OPTIONS PURCHASED (i)—1.3%
Contracts/
Notional Amount
	Call Options—0.8%
314,500,000	9-Year Interest Rate Swap, Over-the-Counter,
	Pay 3-Month USD LIBOR Floating Rate Index,
	strike rate 4.66%, expires 2/21/08		1,937,606
195	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Options Exchange,
	strike price $114, expires 5/25/07		3,047
			1,940,653
	Put Options—0.5%
314,500,000	9-Year Interest Rate Swap, Over-the-Counter,
	Pay 3-Month USD LIBOR Floating Rate Index,
	strike rate 5.84%, expires 2/21/08		1,222,417
	S&P 500 Index, Chicago Board of Options Exchange,
280	strike price $1,330, expires 4/20/07		119,000
20	strike price $1,335, expires 4/20/07		9,000
			1,350,417
	Total Options Purchased (cost—$4,063,231)		3,291,070
	Total Investments before options written
	(cost—$373,904,205)—144.3%		373,510,193

10 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2007 (continued)
Contracts		Value
OPTIONS WRITTEN (i)—(1.0)%
	Call Options—(1.0)%
200	ACAL S&P Futures, Chicago Mercantile Exchange,
	strike price $1,405, expires 4/20/07	$(1,765,000)
100	S&P 500 Index, Chicago Board of Options Exchange,
	strike price $1,410, expires 4/20/07	(787,500)
	Total Options Written (premiums received—$1,708,881)	(2,552,500)
	Total Investments net of options written
	(cost—$372,195,324)—143.3%	370,957,693
	Other liabilities in excess of other assets—(43.3)%	(112,178,757)
	Net Assets—100.0%	$ 258,778,936

Notes to Schedule of Investments:

*	Unaudited

(a)	Private Placement. Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $18,513,224, represents 7.15% of net assets.

(b)	Illiquid security.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of Senior Loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2007.

(d)

144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after March, 31, 2007.

(f)	Fair-valued security—Securities with an aggregate value of $21,354,314 representing 8.25% of net assets, have been fair valued.

(g)	Principal amount less than $500.

(h)	All or partial amount segregated as collateral for futures contracts, options written, when-issued and/or delayed-delivery securities.

(i)	Non-income producing.

(j)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
€—Euros
ABS—Asset-Backed Security
CMO—Collateralized Mortgage Obligation
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2007.
LIBOR—London Inter-Bank Offered Rate
MBS—Mortgage-Backed Security
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2007.

See accompanying Notes to Financial Statements | 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 11

PIMCO Global StocksPLUS & Income Fund	Statement of Assets
March 31, 2007	and Liabilities
Assets:
Investments, at value (cost—$373,904,205)	$373,510,193
Cash	1,035,112
Unrealized appreciation on swaps	48,000,116
Interest receivable	2,696,189
Premium for swaps purchased	1,097,298
Unrealized appreciation on forward foreign currency contracts	18,575
Prepaid expenses	20,125
Total Assets	426,377,608

Liabilities:
Payable for reverse repurchase agreements	96,446,000
Payable for investments purchased	39,861,592
Premium for swaps sold	20,220,696
Unrealized depreciation on swaps	6,282,258
Options written, at value (premiums received—$1,708,881)	2,552,500
Dividends payable to shareholders	1,721,860
Investment management fees payable	287,784
Interest payable for reverse repurchase agreements	51,580
Payable for variation margin on futures contracts	3,170
Accrued expenses	171,232
Total Liabilities	167,598,672
Net Assets	$258,778,936

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 9,391,112 shares issued and outstanding)	$94
Paid-in-capital in excess of par	223,934,303
Undistributed net investment income	245,859
Accumulated net realized loss	(7,162,229)
Net unrealized appreciation of investments, futures contracts, options written,
swaps and foreign currency transactions	41,760,909
Net Assets	$258,778,936
Net Asset Value Per Share	$27.56

12 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Operations
For the year ended March 31, 2007
Investment Income:
Interest	$16,244,867
Facility and other fee income	12,857
Total Investment Income	16,257,724

Expenses:
Interest expense on reverse repurchase agreements	3,074,592
Investment management fees	3,054,471
Custodian and accounting agent fees	110,819
Audit and tax services	97,972
Shareholder communications	73,946
Transfer agent fees	36,967
New York Stock Exchange listing fees	21,408
Trustees’ fees and expenses	19,835
Investor relations	15,541
Legal fees	12,906
Insurance expense	6,944
Miscellaneous	61,715
Total expenses	6,587,116
Less: custody credits earned on cash balances	(9,635)
Net expenses	6,577,481

Net Investment Income	9,680,243

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,494,238)
Futures contracts	5,958,054
Options written	428,755
Swaps	8,074,509
Foreign currency transactions	(199,634)
Net change in unrealized appreciation/depreciation of:
Investments	2,133,041
Futures contracts	688,324
Options written	(1,615,000)
Swaps	18,323,775
Unfunded loan commitments	(1,672)
Foreign currency transactions	22,071
Net realized and change in unrealized gain on investments, futures contracts, options written,
swaps, unfunded loan commitments and foreign currency transactions	27,317,985
Net Increase in Net Assets Resulting from Investment Operations	$36,998,228

See accompanying Notes to Financial Statements | 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 13

PIMCO Global StocksPLUS & Income Fund	Statement of Changes in
Net Assets
		For the period
		May 31, 2005*
	Year ended	through
	March 31, 2007	March 31, 2006
Investment Operations:
Net investment income	$9,680,243	$7,425,614
Net realized gain on investments, futures contracts, options written,
swaps and foreign currency transactions	7,767,446	10,724,657
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan
commitments and foreign currency transactions	19,550,539	22,210,370
Net increase in net assets resulting from investment operations	36,998,228	40,360,641
Dividends and Distributions to Shareholders from:
Net investment income	(20,958,932)	(19,682,623)
Net realized gains	(1,872,775)	—
Total dividends and distributions to shareholders	(22,831,707)	(19,682,623)
Capital Share Transactions:
Net proceeds from the sale of common stock	—	222,037,500
Offering costs charged to paid-in capital in excess of par	—	(465,000)
Reinvestment of dividends	1,631,082	630,803
Net increase from capital transactions	1,631,082	222,203,303
Total increase in net assets	15,797,603	242,881,321

Net Assets:
Beginning of period	242,981,333	100,012
End of period (including undistributed (dividends in excess of) net
investment income of $245,859 and $(2,139,509), respectively)	$258,778,936	$242,981,333

Shares Issued and Reinvested:
Issued	—	9,300,000
Issued in reinvestment of dividends	61,291	25,632
Net Increase	61,291	9,325,632

* Commencement of operations

14 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Cash Flows
For the year ended March 31, 2007
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(333,468,037)
Proceeds from sales of long-term investments	236,204,758
Interest and facility and other fee income received	14,467,458
Net cash provided by options written	18,354,383
Net cash provided by swap transactions	35,448,691
Operating expenses paid	(6,887,751)
Net cash provided by futures transactions	6,331,222
Net realized gain on foreign currency transactions	(199,634)
Net cash provided by short-term investments	31,313,001
Net cash provided by operating activities*	1,564,091

Cash Flows from Financing Activities:
Net borrowing from reverse repurchase agreements	20,648,000
Cash dividends paid (excluding reinvestment of dividends of $1,631,082)	(21,189,388)
Net cash used for financing activities	(541,388)

Net increase in cash	1,022,703
Cash at beginning of year	12,409
Cash at end of year	1,035,112

Reconciliation of Net Increase in Net Assets From Investment
Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	36,998,228
Increase in payable for investments purchased	39,861,592
Decrease in receivable for investments sold	15,557,090
Increase in interest receivable	(1,070,300)
Decrease in premium for swaps purchased	9,817,113
Increase in premium for swaps sold	17,391,748
Decrease in receivable for terminated swaps	209,133
Decrease in premium payable for swaps purchased	(31,250)
Decrease in payable for terminated swaps	(12,562)
Increase in premium on options written	379,320
Decrease in prepaid expenses	649
Decrease in investment management fees payable	(226,105)
Increase in net unrealized appreciation on swaps	(18,323,775)
Decrease in net unrealized appreciation on unfunded loan commitments	1,672
Decrease in net variation margin on futures contracts	(315,156)
Decrease in net unrealized appreciation on options written	1,615,000
Increase in net unrealized appreciation on foreign currency transactions	(18,575)
Increase in accrued expenses	33,653
Decrease in interest payable on reverse repurchase agreements	(118,467)
Net increase in investments	(100,184,917)

Net cash provided by operating activities	$1,564,091

* Included in operating expense is cash paid for interest for reverse repurchase agreements of $3,193,059.

See accompanying Notes to Financial Statements | 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 15

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS & Income Fund (the “Fund”), was organized as a Massachusetts business trust on February 16, 2005. Prior to commencing operations on May 31, 2005, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America, L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund issued 9,300,000 shares of common stock in its initial public offering. These shares were issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $465,000 (representing $0.05 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par. The Investment Manager agreed to pay all offering costs (other than the sales load) exceeding $0.05 per share and organizational costs of approximately $25,000.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.
The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia, Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index. Typically, substantially all the Fund’s assets will be invested in a portfolio of income-producing debt securities and debt-related derivative securities.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by September 30, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

16 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

1. Organization and Significant Accounting Policies (continued)
The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Fund’s Board of Trustees, which include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility and other fee income (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions
The Fund declares dividends monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 17

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

1. Organization and Significant Accounting Policies (continued)

(e) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions
The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market.

(g) Interest Rate/Credit Default/Total Return Swaps
The Fund enters into interest rate, credit default and total return swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received by the Fund are included as part of realized gain (loss) and or change in unrealized appreciation/depreciation on the Statement of Operations.

18 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

1. Organization and Significant Accounting Policies (continued)

(g) Interest Rate/Credit Default/Total Return Swaps (continued)
Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return on the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/ delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(h) Senior Loans
The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(i) Repurchase Agreements
The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 19

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

1. Organization and Significant Accounting Policies (continued)

(k) Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments, call options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(l) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(m) When-Issued/Delayed-Delivery Transactions
The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(n) Credit-Linked Trust Certificates
Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(o) Custody Credits on Cash Balances
The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

20 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global Stocks PLUS & Income Fund Notes to Financial Statements
March 31, 2007

2. Investment Manager/Sub-Adviser
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying assets as of the relevant measuring date.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities
For the year ended March 31, 2007, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $345,907,395 and $231,462,077, respectively.

(a) Futures contracts outstanding at March 31, 2007:

		Market
		Value	Expiration	Unrealized
Type	Contracts	(000)	Date	Appreciation
Long: S&P 500 Index	224	$ 80,147	6/14/07	$786,030
S&P Mini 500 Index	535	38,285	6/15/07	387,269
Short: U.S. Treasury Note 10 Yr. Futures	(195)	(21,084)	6/20/07	85,312
				$1,258,611

(b) Options written for the year ended March 31, 2007:

			Contracts/Notional	Premiums
Options outstanding, March 31, 2006			2,000,300	$1,329,561
Options written			714,003,665	18,686,528
Options terminated in closing purchase transactions			(716,003,570)	(17,975,062)
Options exercised			(95)	(332,146)
Options outstanding, March 31, 2007			300	$1,708,881

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 21

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

3. Investment in Securities (continued)

(c) Credit default swaps contracts outstanding at March 31, 2007:

	Notional
	Amount		Payments
	Payable on		Received	Unrealized
Swap Counterparty/	Default	Termination	(Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Fund	(Depreciation)
Bank of America
ABS Home Equity Index	$ 6,000	7/25/45	(1.54)%	$ 81,530
Long Beach Mortgage Loan Trust	738	7/25/33	4.50%	(28,717)
Barclays Bank
Federation of Russia	4,900	7/20/11	1.65%	159,565
Bear Stearns
ABS Home Equity Index	8,000	5/25/46	2.42%	(1,445,044)
ABS Home Equity Index	6,000	5/25/46	(2.42)%	1,437,537
Dow Jones CDX	5,000	6/20/08	(0.12)%	85
Indymac Home Equity Loan	2,839	6/25/30	(0.45)%	(1,207)
Midori CDO	1,000	2/15/47	(4.03)%	164,963
Citigroup
ABS Home Equity Index	7,000	5/25/46	1.33%	(1,144,020)
ABS Home Equity Index	5,000	5/25/46	(1.33)%	985,722
Commercial Industrial Finance Corp.	1,000	10/20/20	(2.15)%	(1,015)
Credit Suisse First Boston
Samis	1,120	3/20/09	2.30%	3,088
Deutsche Bank
Dow Jones CDX	5,000	12/20/10	(0.65)%	(75,874)
Dow Jones CDX	10,000	12/20/11	1.40%	115,535
Goldman Sachs
ABS Home Equity Index	3,000	5/25/46	2.42%	(684,392)
CIFC 2006 1A B2L	500	10/20/20	(4.50)%	(22,669)
CIFC 2006 1A B2L	1,500	10/20/20	(4.50)%	(113,862)
JPMorgan Chase
ABS Home Equity Index	3,000	5/25/46	2.42%	(698,143)
Merrill Lynch	5,000	3/20/17	(0.40)%	14,560
Qwest Holding	1,000	9/20/10	4.20%	106,024
Lehman Brothers
ABS Home Equity Index	2,000	5/25/46	(1.33)%	404,914
Dow Jones CDX	5,000	6/20/10	0.90%	154,601
Federal Republic of Brazil	6,000	6/20/16	2.68%	620,589
Morgan Stanley Dean Witter
Capital I	5,000	12/20/16	(0.34)%	35,721
Merrill Lynch
Dow Jones CDX	20,000	12/20/11	(0.40)%	27,935

22 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

3. Investment in Securities (continued)

	Notional
	Amount		Payments
	Payable on		Received	Unrealized
Swap Counterparty/	Default	Termination	(Paid)	Appreciation
Referenced Debt Issuer	(000)	Date	by Fund	(Depreciation)
Morgan Stanley
Aegis Asset Backed Securities
Trust	$ 2,500	6/25/34	(1.15)%	$(2,635)
Dow Jones CDX	9,000	6/20/17	(0.60)%	22,478
Federal Republic of Brazil	2,000	6/20/15	4.23%	408,067
Federation of Russia	5,000	6/20/15	1.52%	303,440
Gazprom Capital	5,000	10/20/07	0.44%	13,289
Indymac Home Equity Loan	2,839	6/25/30	1.50%	65,630
Morgan Stanley Dean Witter
Capital I	875	8/25/32	2.15%	(103,198)
Republic of Panama	5,000	6/20/15	2.75%	567,456
Republic of Peru	5,000	6/20/15	2.90%	608,397
United Mexican States	5,000	6/20/15	1.40%	287,047
UBS
Aegis Asset Backed Securities
Trust	2,500	6/25/34	1.50%	13,375
Wachovia Securities
ABS Home Equity Index	6,000	7/25/45	1.54%	(504,567)
				$1,776,205

(d) Interest rate swap agreements outstanding at March 31, 2007:

			Rate Type
	Notional		Payments	Payments	Unrealized
	Amount	Termination	made by	received by	Appreciation
Swap Counterparty	(000)	Date	Fund	Fund	(Depreciation)
Barclays Bank	$500,000	6/13/07	3.976%	3 month LIBOR	$3,731,049
Royal Bank of Scotland	421,100	2/25/17	4.66%	3 month LIBOR	(46,076)
Royal Bank of Scotland	421,100	2/25/17	3 month LIBOR	5.84%	526,324
UBS AG	535,000	6/21/25	3 month LIBOR	5.70%	22,241,777
UBS AG	528,800	6/20/27	5.67%	3 month LIBOR	(1,410,839)
					$25,042,235

(e) Total Return swap contracts outstanding at March 31, 2007:

Swap	Fund	Fund	Termination	Notional	Unrealized
Counterparty	Receives	Pays	Date	Amount	Appreciation
Barclays Bank	MSCI Daily	3 month LIBOR
	Total Return EAFE	plus 0.20%	9/28/07	$125,000,000	$14,899,418

______________
EAFE – Europe, Australasia and Far East Equity Index
LIBOR – London Interbank Offered Rate
MSCI – Morgan Stanley Capital International

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 23

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

3. Investment in Securities (continued)

The Fund received $25,500,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(f) Forward foreign currency contracts outstanding at March 31, 2007:

	U.S. $ Value	U.S. $ Value	Unrealized
	Origination Date	March 31, 2007	Appreciation
Sold:
A4,578,000 settling 4/26/07	$6,118,959	$6,100,384	$18,575

______
A– Euro

(g) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2007 was $57,918,592 at a weighted average interest rate of 5.24%. Open reverse repurchase agreements at March 31, 2007:

		Trade	Maturity	Principal &
Counter Party	Rate	Date	Date	Interest	Par
Lehman Securities	5.28%	3/29/07	4/30/07	$ 1,843,811	$1,843,000
	5.30%	3/29/07	4/30/07	67,491,796	67,462,000
	5.31%	3/30/07	4/30/07	13,044,847	13,041,000
	5.37%	3/14/07	4/30/07	4,846,979	4,834,000
	5.37%	3/29/07	4/30/07	9,270,147	9,266,000
					$96,446,000

Details of underlying collateral for open reverse repurchase agreements at March 31, 2007, as reflected in the schedule of investments:

			Maturity		Market Value
Counter Party	Description	Rate	Date	Par	(including interest)
Lehman Securities	Bear Stearns ABS	5.568%	7/25/36	$ 3,419,721	$3,416,339
	Fannie Mae, MBS	6.00%	3/1/30	8,132,155	8,264,629
	Fannie Mae, CMO	6.00%	5/25/31	6,644,090	6,722,814
	Fannie Mae, MBS	6.50%	2/1/30	2,301,257	2,368,649
	Fannie Mae, MBS	8.00%	8/1/32	4,874,968	5,201,365
	Federal Home Loan
	Bank, VRN	Zero	2/27/12	2,000,000	1,883,808
	Freddie Mac, MBS	6.00%	5/1/34	17,613,552	17,895,219
	Freddie Mac, CMO	6.50%	6/15/31	3,677,146	3,779,745
	Freddie Mac, CMO	6.50%	2/15/32	5,506,931	5,686,301
	Freddie Mac, MBS	6.50%	12/1/34	12,460,277	12,862,133
	Freddie Mac, MBS	6.50%	4/1/35	6,302,067	6,505,315
	Freddie Mac, MBS	6.50%	2/1/36	13,177,176	13,576,033
	Freddie Mac, CMO	7.00%	6/15/31	6,538,576	6,842,322
	Residential Asset
	Securitization Trust	5.77%	2/25/34	747,478	751,028
	Structured Asset
	Securities Corp.	7.50%	10/25/36	4,671,453	4,943,185
					$100,698,885

24 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2007

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year Ended	May 31, 2005* through
	March 31, 2007	March 31, 2006
Ordinary Income	$20,980,451	$19,682,623
Long-Term Capital Gains	1,851,256	—

__________
* commencement of operations

At March 31, 2007, the tax character of distributable earnings was $3,857,076 of ordinary income.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $207,490 and realized capital losses of $2,719,764, arising after October 31, 2006. Such losses are treated as arising on April 1, 2007. For the year ended March 31, 2007, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions and paydowns. These adjustments were to decrease dividends in excess of net investment income and decrease accumulated net realized gains by $13,664,057.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended March 31, 2007, the Fund received $12,667,601 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

The cost basis of portfolio securities for federal income tax purposes is $374,378,681. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $2,085,559; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $2,954,047; net unrealized depreciation for federal income tax purposes is $868,488. The difference between book and tax appreciation/depreciation is primarily attributable to mark-to-market on option contracts, passive foreign investment companies and wash sales.

At March 31, 2007, the Fund had a capital loss carryforward of $3,883,474, which will expire in 2015, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

5. Subsequent Dividend Declarations

On April 2, 2007, a dividend of $0.18335 per share was declared to shareholders payable May 1, 2007 to shareholders of record on April 12, 2007.

On May 1, 2007, a dividend of $0.18335 per share was declared to shareholders payable June 1, 2007 to shareholders of record on May 11, 2007.

6. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund. The foregoing speaks only as of the date hereof.

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 25

PIMCO Global StocksPLUS & Income Fund Financial Highlights
For a share of stock outstanding throughout each period:
		For the period
		May 31, 2005*
	Year ended	through
	March 31, 2007	March 31, 2006
Net asset value, beginning of period	$26.04	$23.88	**
Investment Operations:
Net investment income	1.04	0.80
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps, unfunded loan commitments
and foreign currency transactions	2.92	3.52
Total from investment operations	3.96	4.32
Dividends and Distributions to Shareholders from:
Net investment income	(2.24)	(2.11)
Net realized gains	(0.20)	—
Total dividends and distributions to shareholders	(2.44)	(2.11)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	(0.05)
Net asset value, end of period	$27.56	$26.04
Market price, end of period	$27.36	$24.49
Total Investment Return (1)	22.51%	6.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$258,779	$242,981
Ratio of expenses to average net assets, including interest expense (2)	2.66%	1.99	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	1.42%	1.31	%(3)
Ratio of net investment income to average net assets	3.91%	3.82	%(3)
Portfolio turnover	86%	105%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)

Total investment return is calculated assuming a purchase of a share of stock at the current market price on the first day of each period and a sale of a share of stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).

(3)	Annualized.

26 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund	Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS & Income Fund (the “Fund”) at March 31, 2007, and the results of its operations and cash flows for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period May 31, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 30, 2007

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 27

PIMCO Global StocksPLUS & Income Fund	Matters Relating to the Trustees
Consideration of the Investment
Management and Portfolio
Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on December 12 and 13, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Advisory Agreement and the Sub-Advisory Agreement should be approved for an interim period until June 30, 2007 in order to align the renewal of the Agreements with the other closed-end funds in the AGI Fund Complex, which were under the supervision of the same individuals that serve as Trustees on the Board of the Fund.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, as applicable, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended September 30, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

28 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund	Matters Relating to the Trustees
Consideration of the Investment
Management and Portfolio
Management Agreements
(unaudited) (continued)

Based on information provided by Lipper Inc., the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For the Fund, the Trustees specifically took note of how the Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Trustees noted that while the Fund was not charged a separate administration fee, some of the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. The Trustees also noted that the Lipper Inc. categories also detailed the non-management fee and it was not clear what that fee entailed. Thus the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management, administrative services and non-management fee would be subsumed within the total expense ratio.

The Trustees noted that the Fund had significantly outperformed its peer median and average group for the one-month, one-year and year-to-date periods ended October 31, 2006. The Trustees noted that in the one-year total return period, the Fund was ranked third in its Lipper category for its asset class. The Trustees also noted that the Fund’s expense ratio was below the average but above the median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund was generally higher than the fees paid by other clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund was subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund were generally higher than the fees paid by open-end funds but were advised that there were additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 29

PIMCO Global StocksPLUS & Income Fund	Tax Information/Corporate
Changes (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year-end (March 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended March 31, 2007 were as follows:

Dividends from ordinary income	$2.2425
Distributions from net long-term capital gains	$0.1984

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported, will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended March 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Corporate Changes:

On December 12, 2006, the Fund’s Board of Trustees appointed John C. Maney as a Class III (interested) Trustee and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

30 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund	Privacy Policy/Proxy Voting
Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 31

PIMCO Global StocksPLUS & Income Fund	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

32 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of
the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company;
Date of Birth: 7/12/39	Formerly, Managing Director, Royal Bank of Canada Capital
Chairman of the Board of Trustees since: 2007	Markets.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp.,
Date of Birth: 9/27/21	Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc.
Trustee since: 2005	and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund
Term of office: Expected to stand for re-election	LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund
at 2009 annual meeting of shareholders.	LLC.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

Robert E. Connor	Corporate Affairs Consultant. Formerly, Senior Vice President,
Date of Birth: 9/17/34	Corporate Office, Smith Barney Inc.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II
Date of Birth: 7/26/37	Ltd., registered broker-dealer and member of the New York
Trustee since: 2005	Stock Exchange.
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing
Date of Birth: 1/11/45	Director, Investment Banking Division of Citigroup Global
Trustee since: 2006	Markets Inc.
Term of office: Expected to stand for election
at 2007 annual meeting of shareholders.
Trustee/Director of 26 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists
Date of Birth: 9/4/41	LLC, specialist firm on the New York Stock Exchange.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 25 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 33

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

John C. Maney†	Chief Financial Officer of Allianz Global Investors Fund
Date of Birth: 8/3/59	Management LLC; Managing Director and Chief Financial Officer
Trustee since 2006	of AGIFM and Allianz Global Investors of America L.P. since Jan.
Term of office: Expected to stand for	2005 and Chief Operating Officer of Allianz Global Investors
re-election at 2007 annual meeting	of America since Nov. 2006, Executive Vice President and Chief
of shareholders	Financial Office since 2001. Chief Financial Officer of PIMCO,
Trustee/Director of 63 Funds in the Fund Complex	Oppenheimer Capital LLC, AGID, NFJ Investment Group and a
Trustee/Director of no funds outside the	number of other affiliated entities. Chief Financial Officer and
Fund Complex	Executive Vice President of Allianz Global Investors Distributors
LLC. Formerly, Executive Vice President and Chief Financial
Officer of Apria Healthcare Group, Inc. (1998-2001)

†
Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about Funds’ Trustees is available in the Funds’ Statement of Additional Information, dated May 25, 2005, which can be obtained upon request, without charge, by calling the Fund's shareholder servicing agent at (800) 331-1710.

34 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.07 |

PIMCO Global StocksPLUS & Income Fund Principal Officers (unaudited)
Name, Date of Birth, Position(s) Held
with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Executive Vice President, Director of Fund Administration,
Date of Birth: 11/14/64	Allianz Global Investors Fund Management LLC; Director of
President & Chief Executive Officer since: 2005	8 funds in the Fund Complex; President and Chief Executive
Officer of 35 funds in the Fund Complex; Treasurer; Principal
Financial and Accounting Officer of 36 funds in the Fund
Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund
Date of Birth: 3/10/66	Management LLC; Treasurer, Principal Financial and Accounting
Treasurer, Principal/Financial	officer of 35 funds in the Fund Complex; Assistant Treasurer of
and Accounting Officer since: 2005	36 funds in the Fund Complex.

Thomas J. Fuccillo	Senior Vice President, Senior Fund Attorney, Allianz Global
Date of Birth: 3/22/68	Investors of America L.P., Secretary of 71 funds in the Fund
Vice President, Secretary & Chief Legal Officer	Complex. Formerly, Vice President and Associate General
since: 2005	Counsel, Neuberger Berman LLC.

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC;
Date of Birth: 3/13/71	Assistant Treasurer of 35 funds in the Fund Complex. Formerly
Assistant Treasurer since: 2007	Accounting Manager Prudential Investments (2002-2005).

Youse E. Guia	Senior Vice President, Group Compliance Manager, Allianz
Date of Birth: 9/3/72	Global Investors of America L.P., Chief Compliance Officer of
Chief Compliance Officer since: 2005	71 funds in the Fund Complex. Formerly, Vice President, Group
Compliance Manager, Allianz Global Investors of America L.P.
(2002-2004), Audit Manager, Pricewaterhouse Coopers LLP
(1996-2002).

William V. Healey	Executive Vice President and Chief Legal Officer, Allianz Global
Date of Birth: 7/28/53	Investors of America L.P., Executive Vice President, Chief Legal
Assistant Secretary since: 2006	Officer and Secretary, Allianz Global Investors Fund
Management LLC, Allianz Global Investors Distributors LLC,
Allianz Global Investors Advertising Agency Inc., Allianz Global
Investors Managed Accounts LLC, Allianz Global Investors U.S.
Retail LLC and OpCap Advisors LLC. Assistant Secretary of 71
funds in the Fund Complex; Formerly, Chief Legal Officer, Vice
President and Associate General Counsel of The Prudential
Insurance Company of America (1998-2005).

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P.
Date of Birth: 4/6/61	(since 2004). Senior Vice President, Associate General Counsel,
Assistant Secretary since: 2006	Allianz Global Investors Distributors LLC. Assistant Secretary of
71 funds in the Fund Complex; Formerly, Vice President, Counsel,
The Prudential Insurance Company of America/American
Skandia (2002-2004).

Kathleen A. Chapman	Assistant Secretary of 71 funds in the Fund Complex;
Date of Birth: 11/11/54	Formerly, Manager IIG Advisory Law, Morgan Stanley (2004-
Assistant Secretary since: 2006	2005); The Prudential Insurance Company of America
and Assistant Corporate Secretary of affiliated American
Skandia companies (1996-2004).

Lagan Srivastava	Assistant Secretary of 71 funds in the Fund Complex; Formerly
Date of Birth: 9/20/77	Research Assistant, Dechert LLP (2004-2005); Research
Assistant Secretary since: 2006	Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 3.31.07 | PIMCO Global StocksPLUS & Income Fund Annual Report 35

[This page intentionally left blank.]

Trustees and Principal Officers

Hans W. Kertess	Lawrence G. Altadonna
Trustee, Chairman of the Board of Trustees	Treasurer, Principal Financial & Accounting Officer
Paul Belica	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
Robert E. Connor	Scott Whisten
Trustee	Assistant Treasurer
John J. Dalessandro II	Youse E. Guia
Trustee	Chief Compliance Officer
John C. Maney	Kathleen A. Chapman
Trustee	Assistant Secretary
William B. Ogden IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Brian S. Shlissel	Lagan Srivastava
President & Chief Executive Officer	Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS & Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On August 1, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $97,500 in 2006 and $80,000 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,500 in 2006 and none in 2007. These services consist of accounting consultations, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $11,850 in 2006 and $12,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS & Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,742,103 and the 2007 Reporting Period was $2,291,704.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO Global StockPLUS & Income FUND (the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

      As of June 8, 2007, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (PGP) (the “Fund”):

Daniel J. Ivascyn
      Mr. Ivascyn is a Managing Director, portfolio manager and a member of PIMCO’s mortgage and ABS team and has been the portfolio manager of the Fund since inception (May 2005). He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments. Mr. Ivascyn has sixteen years of investment experience and holds a degree in economics from Occidental College and an MBA in analytic finance from the University of Chicago Graduate School of Business.

(a)(2)

      The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of March 31, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn	PGP	4	6,527.66	6*	246.50*	6	3,082.54

      * Of these other pooled investment vehicles, one account totaling $58.06 million in assets pay an advisory fee that is based in part on the performance of the account.

      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

      As of March 31, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Fund:

      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

  Amount and nature of assets managed by the portfolio manager;

  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

  Contributions to asset retention, gathering and client satisfaction;

  Contributions to mentoring, coaching and/or supervising; and

  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

      The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 3/31/07.

PIMCO Global StocksPLUS & Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

April 2006	N/A	N/A	N/A	N/A
May 2006	N/A	N/A	N/A	N/A
June 2006	N/A	N/A	N/A	N/A
July 2006	N/A	N/A	N/A	N/A
August 2006	N/A	N/A	N/A	N/A
September 2006	N/A	N/A	N/A	N/A
October 2006	N/A	$26.08	30,772	N/A
November 2006	N/A	$26.71	14,424	N/A
December 2006	N/A	$27.57	13,259	N/A
January 2007	N/A	$27.43	2,836	N/A
February 2007	N/A	N/A	N/A	N/A
March 2007	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There were no significant changes over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Global StocksPLUS & Income Fund

By /s/ Brian S. Shlissel

President and Chief Executive Officer

Date June 8, 2007

By /s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel

President and Chief Executive Officer

Date June 8, 2007

By /s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date June 8, 2007